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                                                                    EXHIBIT 10.9





                  ASSIGNMENT OF CONTRACT OF PURCHASE AND SALE


         THIS ASSIGNMENT OF CONTRACT OF PURCHASE AND SALE ("Assignment"), is entered into and executed by and between HOST FUNDING, INC., a Maryland corporation ("Assignor"), and CROSSHOST, INC., a Maryland corporation ("Assignee").

                              W I T N E S S E T H:

         Assignor has heretofore entered into that certain Contract of Purchase and Sale (as same may have been from time to time amended, the "Contract"), dated effective as of May 24, 1996, between Assignor, as purchaser, and Capital Circle Hotel Company, a Florida corporation, as seller, covering properties situated in Leon, Sarasota and Walton Counties, Florida, respectively, and more particularly described in the Contract.

         Assignee desires to acquire from Assignor, and Assignor desires to assign to Assignee, the Contract.

         NOW, THEREFORE, for and in consideration of the premises and the agreements and covenants herein set forth, together with the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration this day paid and delivered by Assignee to Assignor, the receipt and sufficiency of all of which by Assignor are hereby confessed and acknowledged, Assignor does hereby ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of Assignor's right, title and interest in and to the Contract, and all of the rights benefits and privileges of the purchaser thereunder, but subject to all terms, conditions, reservations and limitations set forth in the Contract.

         It is specifically agreed that Assignor shall not be responsible to the seller under the Contract for the discharge and performance of any and all duties and obligations to be performed and/or discharged by the purchaser thereunder after the date hereof. By accepting this Assignment and by its execution hereof, Assignee covenants and agrees to indemnify, save and hold harmless Assignor from and against any and all loss, liability, claims or causes of action existing in favor of or asserted by the seller under the Contract arising out of or relating to Assignee's failure to perform any of the obligations of the purchaser under the Contract after the date hereof.

         Assignor covenants and warrants to Assignee that: (a) Assignor is the lawful owner and holder of all of the right, title and interest of the purchaser in and to the Contract; (b) such right, title and interest is free from all liens, security interest, and other encumbrances of all kinds; (c) the Contract is in full force and effect and to the best of Assignor's actual knowledge, no default (nor any event which with notice or lapse of time or both could cause a default) has occurred under the Contract; and (d) Assignor warrants such rights, title, and interests in and to the Contract to Assignee against all adverse claims.





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         All of the covenants, terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

         IN WITNESS WHEREOF, Assignee and Assignor have executed this Assignment effective as of the 13 day of September, 1996.



                              ASSIGNOR:
                              --------

                              HOST FUNDING, INC.,
                              a Maryland corporation


                              By:     /s/ MICHAEL S. MCNULTY
                                  --------------------------------------------
                                       Michael S. McNulty, President

                              ASSIGNEE:
                              --------

                              CROSSHOST, INC.,
                              a Maryland corporation


                              By:     /s/ MICHAEL S. MCNULTY
                                  --------------------------------------------
                                       Michael S. McNulty, President



APPROVED AND CONSENTED TO
this 13 day of September, 1996.


CAPITAL CIRCLE HOTEL COMPANY,
a Florida corporation



By:         /s/ CHARLES BLAND
        ------------------------------------------

Name:       CHARLES BLAND
         -----------------------------------------

Title:      PRESIDENT
        ------------------------------------------





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